SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: February 15, 2006

                         Corgenix Medical Corporation
            (Exact Name of registrant as specified in its charter)

         Nevada                  000-24541                  93-1223466
     (State or other       Commission File Number)       (I.R.S. Employer
      jurisdiction                                     Identification No.)
    of incorporation)     (

                               12061 Tejon Street
                           Westminster, Colorado 80234
          (Address, including zip code, of principal executive offices)

                                (303) 457-4345
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
- Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Regulation FD Disclosure

      On February14, 2006, Corgenix Medical Corporation management held a second quarter fiscal 2006 conference call for investors and other interested parties. Copies of the press releases announcing the current period's financial results and announcing the key points of the aforementioned conference call are filed as Exhibits 99.1 and 99.2 hereto.

      In the February 14, 2006 press release announcing the second quarter results, in addition to the February 14, 2006 Conference Call, the Company made reference to and included a reconciliation of net loss to EBITDA, which is considered a non-generally accepted accounting principles ("GAAP") financial measure under the rules and regulations of the U.S. Securities and Exchange Commission.

      EBITDA represents income (loss) before interest, taxes, depreciation and amortization. Although EBITDA is not a GAAP financial measure, management believes that EBITDA is a useful adjunct to net income (loss) and other measurements under GAAP because it is a meaningful measure of a company's performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is a management tool used by Corgenix to monitor its financial performance. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness, and interest rates. Management believes that excluding these items provides insight into the underlying results of operations and facilitates comparison between Corgenix and other companies. For these reasons, management believes that EBITDA information is useful to investors.

      The Company's calculation of EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view EBITDA as an alternative to the GAAP measures of net income
(loss) as a measure of performance, or cash flows from operating, investing and financing activities as a measure of liquidity. In addition, EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of EBITDA to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

ITEM 9.01  Financial Statements and Exhibits

a) Not applicable.

b) Not applicable.

c) Exhibits:
99.1 Press Release dated February 14, 2006 "Corgenix Reports Second Quarter Fiscal 2006 Results.
99.2 Press Release dated February 14, 2006 "Corgenix, Developer and Manufacturer of In Vitro Diagnostic Products, hosts second quarter 2006 Earnings Conference Call.

Safe Harbor Statement

Statements in this report that are not strictly historical facts are "forward looking" statements (identified by the words "believe", "estimate", "project", "expect" or similar expressions) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, bus are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in the regulatory environment, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. The statements in this report are made as of today, based upon information currently known to management, and the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CORGENIX MEDICAL CORPORATION



Date:  February 15, 2006         By: /s/ Douglass T. Simpson
                                 ---------------------------------
                                 Douglass T. Simpson, President and Chief
                                 Executive Officer

                                  EXHIBIT 99.1

              CORGENIX REPORTS SECOND QUARTER FISCAL 2006 RESULTS

DENVER, COLORADO -February 14, 2006-- Corgenix Medical Corporation (OTC BB:
CONX), a worldwide developer and marketer of diagnostic test kits, reported sales of $1,580,883 for the second fiscal quarter ended December 31, 2005 compared to $1,276,571 for the quarter ended December 31, 2004, an increase of 23.8% Sales for the six-month period increased 24.6% to $3,215,836 from $2,579,642 for the comparable prior year period. The continued increase in the Company's sales was primarily a result of an overall increase in demand for and increased acceptance of the Company's diagnostic kits.

The quarter produced an operating income of $83,919 and EBITDA (earnings before interest, taxes, depreciation and amortization) of $108,402 compared to operating income of $16,097 and EBITDA of $31,868 in the second quarter 2005. Operating income for the six months ended December 31, 2005 was $297,681 compared to an operating loss of $102,093 for the prior year and EBITDA for the current six month period was $369,550 compared to negative EBITDA of $8,060 in the year earlier period.

The Company reported a net loss of $260,527 or ($0.03) per share for the quarter ended December 31, 2005 compared to a net loss of $102,038 or ($0.02) in the year earlier quarter. For the comparable six-month periods, the net loss was $384,635, or $0.04 per share for the current six-month period compared to a loss of $292,237 or $0.06 per share in the prior year. The current quarter and year to date losses are primarily due to significant non-operating and non-cash charges attributable to the recent convertible debt financing, which resulted in non-cash charges to interest expense of $33,488 and $598,075 for the second quarter and year to date respectively, relating to the beneficial conversion features of the notes payable from the convertible debt financings.

During the second quarter of fiscal 2006, Corgenix was named one of Colorado's 50 fastest growing technology companies in a list compiled by Deloitte & Touche. In addition to this award, which was based on consistent revenue growth over five years, the Company was also featured in the October 2005 issue of the Konlin Letter, which specializes in featuring low-priced and under followed stocks, as well as places emphasis on emerging growth and special situations poised for price appreciation. The Company also recently announced the closing of two private placement financing agreements with selected institutional investors representing initial net proceeds to the Company of $3,363,500.

 "This was a great quarter for Corgenix," stated Douglass Simpson, President and CEO. "Our extensive experience in advancing products through the FDA has proven to be a valuable resource as we continue our expansion into several key market verticals, including Hepatitis C, Cardiovascular disease, Fibromyalgia, Aspirin Resistance and Bio-Defense. Our recent focus on these strategic growth opportunities, combined with our steady growth in the development and marketing of our already over 50 in vitro diagnostic products, allows us to maintain our confidence in the Company's ability to continue our projected record revenue and EBITDA growth throughout 2006."

About Corgenix Medical Corporation

Corgenix is a leader in the development and manufacturing of specialized diagnostic kits for immunology disorders, vascular diseases and bone and joint disorders. Corgenix diagnostic products are commercialized for use in clinical laboratories throughout the world. The company currently sells over 50 diagnostic products through a global distribution network and has significant experience advancing products through the FDA process. More information is available at www.corgenix.com.
-------------------------------------------------------------------------------

Statements in this press release that are not strictly historical facts are "forward looking" statements (identified by the words "believe", "estimate", "project", "expect" or similar expressions) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in the regulatory environment, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. The statements in this press release are made as of today, based upon information currently known to management, and the company does not undertake any obligation to publicly update or revise any forward-looking statements.


                       Condensed Statements of Operations
                   (in thousands, except per share amounts)

                           Three Months Ended            Six Months Ended
                       December 31,  December 31,  December 31,   December 31,
                          2005          2004          2005            2004
                         ------------------------------------------------------
                      (unaudited)   (unaudited)   (unaudited)    (unaudited)
------------------------------------------------------------------------
------------------------------------------------------------------------
Net sales               $1,581        $1,277         3,216         2,580

------------------------------------------------------------------------
------------------------------------------------------------------------
Gross profit             1,003           826         2,056        1,571
------------------------------------------------------------------------
------------------------------------------------------------------------
Operating income (loss)     84           (16)          298        (102)
------------------------------------------------------------------------
------------------------------------------------------------------------
Net loss                  (261)         (102)         (385)       (292)
------------------------------------------------------------------------
------------------------------------------------------------------------
Basic and diluted
earnings (loss) per     $(0.03)       $(0.02)        (0.04)      (0.06)
share

------------------------------------------------------------------------
------------------------------------------------------------------------
Diluted shares       9,023,495     5,337,058      8,701,274   5,330,938
outstanding
------------------------------------------------------------------------

                      Reconciliation of Net Loss To EBITDA
                             ($000 of U.S. Dollars)

                          Three Months Ended            Six Months Ended
                     December 31,    December 31,   December 31,   December 31,
                        2005            2004            2005          2004
                     ---------------------------------------------------------
                      (unaudited)   (unaudited)    (unaudited)    (unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net loss as          $(260,527)     $(102,038)     $(384,635)     $(292,237)
reported
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Adjusted for:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   Interest expense,   344,446         85,941        682,316      190,144
    net
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   Depreciation and     24,483         47,965         71,869       94,033
    amortization
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Earnings (loss) before
   interest, taxes,
   depreciation and   $108,402        $31,868       $369,550     $(8,060)
   amortization
   (EBITDA)
-------------------------------------------------------------------------------

                     SUMMARY BALANCE SHEET DATA
                                 (in thousands)

-----------------------------------------------------------------
                            December 31,        June 30,
                                2005              2005
                            (unaudited)        (audited)
-----------------------------------------------------------------

-----------------------------------------------------------------
Cash                        $  2,108             $ 1,282
-----------------------------------------------------------------
-----------------------------------------------------------------
Working capital                3,525               2,407
-----------------------------------------------------------------
-----------------------------------------------------------------
Total assets                   8,549               4,992
-----------------------------------------------------------------
-----------------------------------------------------------------
Long-term debt                 1,209               1,003
-----------------------------------------------------------------
-----------------------------------------------------------------
Total stockholders'            4,028               2,459
equity
-----------------------------------------------------------------


Complete copies of the Corgenix Medical Corporation Forms 10-KSB and 10-QSB are available at www.sec.gov. Copies and additional information can be obtained by contacting William Critchfield, Chief Financial Officer: phone (303) 453-8903, or e-mail at wcritchfield@corgenix.com.


Company Contact:
Corgenix Medical Corp
William Critchfield, Senior VP and CFO
(303) 453-8903 Email: wcritchfield@corgenix.com

Investor Contact:
The Investor Relations Group
Dian Griesel/ Erika Moran
Phone: (212) 825-3210
Fax: (212) 825-3229

                                  EXHIBIT 99.2


  CORGENIX, DEVELOPER AND MANUFACTURER OF IN VITRO DIAGNOSTIC PRODUCTS, HOSTS
                 SECOND QUARTER 2006 EARNINGS CONFERENCE CALL


       Company Reports Significant Strides in Opening Major New Markets

DENVER, COLORADO -February 14, 2006-- Corgenix Medical Corporation (OTC BB:
CONX), a worldwide developer and marketer of diagnostic test kits, held a Second Quarter Fiscal 2006 Conference Call for investors and other interested parties this morning at 11 a.m. EST. The call was hosted by Doug Simpson, Chief Executive Officer, and Chief Financial Officer Bill Critchfield.

Discussing the Company's progress from October through December of 2005, which represents their Second Quarter `06, Doug Simpson began by citing Corgenix's 15-year history of researching breakthrough technologies and then utilizing them to create new kinds of diagnostics test kits, which they then bring to clinics, hospitals and freestanding laboratories here and abroad. To date, Simpson pointed out, the Company has successfully developed and marketed more than 50 of these quality diagnostic products.

During the Quarter discussed, Simpson reported, the Company has made significant strides in working to develop novel diagnostic tests in cardiovascular disease, liver disease, and fibromyalgia. They are also developing new tests in the area of bio-defense.

With respect to liver fibrosis in Hepatitis C patients, the Company's Hyaluronic Acid (HA) assay continues to be a significant contributor to revenues and the Company continues to anticipate FDA submission in 2006 with approval in 2006 or early 2007.

In the vast arena of cardiovascular disease, their new diagnostic AtherOx technology offers a novel marker designed to determine an individual's risk for cardiovascular disease, which is the leading cause of death in the United States. The first of the FDA submissions for AtherOx is expected within the next sixty days, Mr. Simpson related, and the Company hopes to receive clearance this year.

In the equally vast arena of aspirin effectiveness testing, the Company also anticipates FDA submission and clearance in 2006 for a urine marker that determines efficacy of routine aspirin therapy in preventing heart attack and stroke. This is an area that Mr. Simpson categorized as "the single largest market opportunity for Corgenix."

Mr. Simpson indicated that the assay related to Fibromyalgia continues to make progress and the Company is expecting FDA submission in 2006.


In the area of bio-defense, Mr. Simpson said, the Company is now collaborating with a major university-based medical school as well as several key biotechnology companies to develop a new line of arenavirus detection kits, which will position Corgenix for valuable strategic alliances with the Departments of Defense and Homeland Security.

Mr. Critchfield detailed the Company's financial results, which are also available in the form of an Earnings Release accessible through the Company web site at www.corgenix.com. He also provided details on revenues, stating that the current period's growth was primarily due to repeat business with practically no impact yet from new products in the pipeline. Mr. Critchfield also detailed the Company's intention to expand operations with 6-9 additional headcount planned to support expected growth.

A replay of today's call will be available thru Tuesday, February 21, by dialing 877-660-6853 for domestic participants and 201-612-7415 for international participants and entering account number 286 and conference ID number 191826 when prompted.

About Corgenix Medical Corporation

Corgenix is a leader in the development and manufacturing of specialized diagnostic kits for immunology disorders, vascular diseases and bone and joint disorders. Corgenix diagnostic products are commercialized for use in clinical laboratories throughout the world. The company currently sells over 50 diagnostic products through a global distribution network and has significant experience advancing products through the FDA process. More information is available at www.corgenix.com.
-------------------------------------------------------------------------------

Statements in this press release that are not strictly historical facts are "forward looking" statements (identified by the words "believe", "estimate", "project", "expect" or similar expressions) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in the regulatory environment, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. The statements in this press release are made as of today, based upon information currently known to management, and the company does not undertake any obligation to publicly update or revise any forward-looking statements.

Company Contact:
Corgenix Medical Corp
William Critchfield, Senior VP and CFO
(303) 453-8903 Email: wcritchfield@corgenix.com

Investor Contact:
The Investor Relations Group
Dian Griesel/ Erika Moran
Phone: (212) 825-3210
Fax: (212) 825-3229